NEW FILER

POWER OF ATTORNEY

 Know all by these presents, that the undersigned hereby constitutes and appoints each of Chief Financial Officer, General Counsel, Corporate

Counsel, Secretary, Assistant Secretary, Corporate Controller or Assistant

Controller or Kathleen J. Carroll and Donna G. Tracy, signing singly, the undersigneds true and lawful attorney-in-fact to

 (1) execute for and on behalf of the undersigned, in the

undersigneds capacity as an officer and or director of Lydall, Inc.

(the Company), Forms 3, 4, and 5 in accordance with Section 16 (a) of the Securities Exchange Act of 1934 and the rules thereunder;

 (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States

Securities and Exchange Commission and any stock exchange or similar authority; and

 (3) execute for and on behalf of the undersigned, in the

undersigneds capacity as an officer and or director of the Company,

Form 144s or any other document to be filed pursuant to Rule 144 of the Securities Act of 1933 and any regulations thereunder with respect to securities of the Company;

 (4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-

facts discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the

Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and

effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 4th day of

October, 2012.

Signature:  /s/ Robert K. Julian

Print Name:   Robert K. Julian